ASSIGNMENT

     WHEREAS, Kevin O. Shoemaker, of Morrison, Colorado, did obtain and is the sole owner of Letters Patent of the United States of America entitled MICROSTRIP ANTENNAS AND MULTIPLE RADIATOR ARRAY ANTENNAS, No. 4,914,445, dated April 3, 1990; and

     WHEREAS, Antennas America, Inc., of 14045 W. 66th Avenue, Arvada, Colorado, 80004, a corporation duly organized under the laws of the State of Colorado, is desirous of acquiring the entire interest in the same;

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, and other good and valuable considerations, Kevin O. Shoemaker by these presents does sell, assign and transfer unto the said Antennas America, Inc. the entire right, title, and interest in and to the said Letters Patent aforesaid; the same to be held and enjoyed by the said Antennas America, Inc., for its own use and behoof, and for its legal representatives and assigns, to the full end of the term for which said Letters Patent are granted, as fully and entirely as the same would have been held by me had this assignment and sale not been made; together with all claims for damages by reason of past infringement of said Letters Patent, with the right to sue for and collect the same for its own use, and for the use of its successors, assigns, or other legal representatives.

                                          By:   /s/ Kevin O. Shoemaker
                                               -----------------------
                                               Kevin O. Shoemaker

      Executed this 23rd day of May, 1990.

STATE OF COLORADO )
                  )
COUNTY OF         )

     Before me personally appeared said Kevin O. Shoemaker and acknowledged the foregoing instrument to be his free act and deed this 23rd day of May, 1990.



                                          /s/ Andrea Peterson
                                          -------------------
                                          Notary Public

(SEAL)                                    My Commission expires:
                                            January 14, 1994